                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in the Form S-4 registration statement to register Capital Securities of M&I Capital Trust A of our report dated January 26, 1996, included in Marshall & Ilsley Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in such registration statement.



                                       ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 13, 1997